J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

JPMorgan Systematic Alpha Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

Supplement dated May 31, 2018

to the Prospectuses dated March 1, 2018, as supplemented

Effective immediately, the following replaces the “Investing with J.P. Morgan Funds – Portfolio Holdings Disclosure” section in each Prospectus:

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than five days after the end of each month, the JPMorgan Systematic Alpha Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month. No sooner than 30 days after the end of each month, the JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund will make available upon request the uncertified, complete schedule of their portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

Each of the Funds may disclose the Fund’s ten largest portfolio holdings and the percentage that each of these ten largest portfolio holdings represents of the Funds’ portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-GALIBSA-518